UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 4, 2018
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.          Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On October 4, 2018, Canadian Pacific Railway Limited (“CP”) issued a press release setting forth certain preliminary third-quarter 2018 financial results, updated its 2018 full-year guidance and outlined its long-term strategy for driving sustainable, profitable growth. A copy of CP’s press release is attached hereto as Exhibit 99.1. CP does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933, as amended.

ITEM 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	Press release issued October 4, 2018 by Canadian Pacific Railway Limited and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2018

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Jeffrey Ellis
		Name:	Jeffrey Ellis
		Title:	Chief Legal Officer & Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press release issued October 4, 2018 by Canadian Pacific Railway Limited and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”